EXHIBIT 10.6

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of May 6, 2011 by and among ARGO GROUP INTERNATIONAL HOLDINGS, LTD., ARGO GROUP US, INC., ARGO INTERNATIONAL HOLDINGS LIMITED and ARGO UNDERWRITING AGENCY LIMITED (collectively, the “Borrowers”), JPMORGAN CHASE BANK, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrowers, the Administrative Agent and the Lenders are party to that certain $150,000,000 Credit Agreement dated as of April 30, 2010 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrowers, the Administrative Agent and the Lenders wish to amend the Credit Agreement to modify certain covenants therein on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Effective as of March 31, 2011, the Credit Agreement is hereby amended as follows:

(a) Section 6.09 of the Credit Agreement is amended by amending and restating such section in its entirety to read as follows:

SECTION 6.09. Minimum Interest Coverage Ratio. The Borrowers will not permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Parent to be less than (a) 2.5:1.00 for the fiscal quarters ending June 30, 2010, September 30, 2010 and December 31, 2010 and (b) 1.25:1.00 for each fiscal quarter thereafter.

2. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers’ corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document and the Borrowers’ execution and delivery of this Amendment as within the definition of “Transactions” for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date); and

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3. Effective Date. This Amendment shall become effective upon the date of the execution and delivery hereof by the Borrowers, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. Each Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

[Signature page follows]

EXHIBIT 10.6

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

By	/s/ David J. Doyle
Name: David J. Doyle
Title: Secretary

ARGO GROUP US, INC.

By	/s/ Lynn K. Geurin
Name: Lynn K. Geurin
Title: Vice President & Treasurer

ARGO INTERNATIONAL HOLDINGS LIMITED

By	/s/ Ciaran O’Donnell
Name: Ciaran O’Donnell
Title: Director

ARGO UNDERWRITING AGENCY LIMITED

By	/s/ Ciaran O’Donnell
Name: Ciaran O’Donnell
Title: Director

[Signature page to May 2011 Agreement]

EXHIBIT 10.6

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Jennifer N. Wilkinson
Name: Jennifer N. Wilkinson
Title: Senior Vice President

[Signature page to May 2011 Agreement]

EXHIBIT 10.6

WELLS FARGO BANK, N.A.

By:	/s/ Terry L. Witte
Name: Terry L. Witte
Title: Senior Vice President

[Signature page to May 2011 Agreement]

THE FROST NATIONAL BANK

By:	/s/ Victor J. Harris
Name: Victor J. Harris
Title: Senior Vice President

[OTHER LENDERS]

By:
Name:
Title: